Business combinations - Acquisitions in 2020 (Details) - Agrisera AB - Knilo HoldCo AB (Successor Parent) $ in Thousands	May 07, 2020 USD ($)
Disclosure of detailed information about business combination [line items]
Percentage of voting interest acquired	100.00%
Purchase consideration	$ 4,990
Contingent consideration	0
Fair values of total acquired assets assumed	3,541
Fair values of total acquired liabilities assumed	1,057
Goodwill	$ 2,506